Babson
Growth
Fund

Semiannual Report
December 31, 1998


MESSAGE
To Our Shareholders

Babson Growth Fund surged 26.23% (price change and reinvested distributions) in the fourth calendar quarter and 32.24% for the calendar year ending December 31, 1998, compared to returns of 22.61% and 22.86%, respectively for the average growth equity mutual fund (1,123 and 980 funds, respectively) as measured by Lipper Analytical Services.

This performance earned Babson Growth Fund a top quartile ranking in the Lipper growth mutual fund peer group for the trailing three months, one year, two years, three years and five years ending December 31, 1998.1 These results, especially when viewed on a risk-adjusted basis, have enabled
Babson Growth Fund to sport a 5-star rating for the three year record and an overall 4-star rating from Morningstar, Inc. (based on a 5-star rating system).

Average annual compounded total returns for one, five and ten year periods were 32.24%, 21.92% and 16.28%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

In December the Fund paid ordinary income dividends of $.29 per share (including short-term capital gains of $.27) and realized capital gains of $2.64 per share. At calendar year-end the net asset value per share was $20.64.

In the fall of last year investors were confronted with a "wall of worry" that included many disturbing issues: the recession in Asia, the financial meltdown in Russia, slowing growth in Latin America, the collapse of several high profile hedge funds, a potential Clinton impeachment and emerging fears of a recession here in the United States. Each of these issues added a layer of uncertainty to the global financial picture. Investor sentiment and psychology were very negative at the market lows in early October.

Since that time many things have changed. President Clinton appears to have made progress in his defense against removal from office. The Federal Reserve has cut short-term interest rates three times in an effort to head off a slowing economy in the United States and stimulate liquidity in the financial markets. The bond market, aided by the interest rate cuts, has digested the turmoil caused by defaults on Russian bonds and blowups by several large hedge funds. Asia appears to have stabilized and is actually showing slight signs of an improvement in some areas. The International Monetary Fund has been aggressive at aiding troubled countries in South America. Investor psychology has improved dramatically, sending the U.S. stock market up by 28% from the lows reached in early October.

Two large drivers of performance in Babson Growth Fund in the latter half of 1998 were the improvement in the semiconductor industry and continued rapid growth in communications. After a significant slowdown in the second and third quarters of last year, the semiconductor industry appears to have stabilized and is expected to recover to historic levels of growth in 1999/2000. We have large investments (partly a result of aggressive buying during the market weakness in September/October) in industry-leading semiconductor companies like Linear Technology, Analog Devices, Maxim Integrated Products, and Microchip Technology, all of whom experienced enormous gains in their stock prices in the second half of 1998.

Explosive growth of Internet users and applications as well as the convergence of voice, data and video traffic over networks are driving tremendous growth in communications. Investing in companies like Cisco Systems and Vitesse Semiconductor, key suppliers of the Internet infrastructure, has been a successful strategy for Babson Growth Fund. We continue to be very optimistic about the outlook for these companies and the technology sector in general.

The Fund's large investments in the healthcare sector were also very rewarding in 1998. New technologies developed in the fields of cardiac rhythm management and interventional cardiology lead to accelerating earnings growth and a record year for Guidant. An enormous pipeline of new blockbuster products coming from Pfizer (who can forget all the publicity surrounding the launch of Viagra?) drove this company's stock price to new all-time highs. Cardinal Health, a lessor known pharmaceutical distribution company, benefited last year from successful new drug launches throughout the industry.

Babson Growth Fund also invested in several companies with strong defensible franchises that many would consider boring, but proved to be excellent investments in 1998. Companies like Safeway (grocery store retailer), CVS (drug store retailer), Federal Home Loan Mortgage (mortgage finance) and PayChex (payroll processing) were all top performing holdings last year.

The Fund was not without disappointments last year. Oil prices collapsed and stayed at unusually low levels throughout the year. This impacted several energy companies whose fortunes are partially dependent on commodity oil prices. Weak emerging market economies created a difficult environment for several of our multinational consumer products companies. These economies also bruised some of our financial stocks that had outstanding loans in these regions.

In the second half of calendar year 1998 we made four new investments in Babson Growth Fund:

Etec Systems - developer of high-precision manufacturing equipment sold to the semiconductor industry;

Health Management Associates - owner and operator of acute-care and psychiatric hospitals in rural geographic areas;

MSC Industrial Direct - direct marketer and distributor of industrial products to small and mid-sized industrial customers in the U.S.;

Vitesse Semiconductor - designer and manufacturer of ultra high speed, high integration semiconductor chips used in telecommunications, networking, and semiconductor test equipment products.

Numerous investments were liquidated during this time period, including Boeing, First Data, Intel, Synopsys, Tenet Healthcare and Wallace Computer.

As of December 31, 1998 the top 10 equity holdings in Babson Growth Fund comprised just over 37% of total assets:

        Top 10 Equity Holdings          Percent of Fund Assets
        Cardinal Health                         4.9
        Guidant                                 4.5
        Federal Home Loan Mortgage              4.5
        Vitesse Semiconductor                   3.5
        Linear Technology                       3.4
        Safeway                                 3.4
        American Home Products                  3.4
        Maxim Integrated Products               3.3
        Pfizer                                  3.2
        KLA-Tencor                              3.1
        Total                                  37.2%

Looking ahead we expect a gradual slowdown in economic growth in this country. This combined with low inflation should keep interest rates at current low levels. In this type of slow growth environment we believe companies with the ability to generate sustainable high levels of earnings growth without disappointing investors will prove to be attractive investments. These are the types of companies we continue to identify and invest in on behalf of our fellow shareholders in Babson Growth Fund.

Thank you for your investment and continued interest in Babson Growth Fund.

Sincerely

/s/Larry D. Armel
Larry D. Armel
President


1.  Lipper rankings for Babson Growth Fund were 282 of 1,123 funds;
241 of 980 funds; 188 of 778 funds; 129 of 585 funds; 82 of 365 funds; and 100 of 174 funds for the three month, one, two, three, five and ten year periods ended December 31, 1998.

2. Morningstar's proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Overall ratings are calculated from the fund's three, five and ten year average annual total return (based upon available track records) in excess of 90-day Treasury bill returns. The top 10% of funds in an investment category receive 5 stars; the next 22.5% receive 4 stars; the next 36% receive 3 stars; the next 22.5% receive 2 stars; and the next 10% receive 1 star. Babson Growth Fund has a 5-star rating for the three and five year periods and a 3-star rating for the ten year period ended December 31, 1998. There were 2,802; 1,702; and 732 funds in morningstar's domestic equity category for the three, five and ten year periods ended December 31, 1998, respectively.


HISTORICAL RECORD

Progress of the Fund since it was founded in 1960.

                                                                           NET
                                                               NET         ASSET
                                             *LONG-   *SHORT-  ASSET       VALUE
                                              TERM    TERM     VALUE       PER
                                                               PER         SHARE WITH
     FISCAL                  NET   *ORDIANRY  CAPTIAL CAPITAL  SHARE       DIVIDENDS
     YEAR       TOTAL        ASSET  INCOME    GAINS   GAINS    WITH        AND
                                                               CAPITAL     CAPITAL
                             VALUE  DIVIDNEDS DISTRB. DISTRIB. GAINS       GAINS
     ENDED      NET          PER    PER       PER     PER      DISTRIB.    DISTRIB.
     JUNE 30    ASSETS       SHARE  SHARE     SHARE   SHARE    REINV.      REINV.
 (Inception
   April 30)

        1960   $    128,066 $  4.87 $  -0-  $  -0-  $  -0-  $  4.87     $ 4.87
        1965      5,176,041    6.36   0.100   0.07     -       6.52       6.97
        1970     28,729,379    7.16   0.170   0.02     -       7.63       8.87
        1971     54,672,327    9.60   0.190    -       -      10.23      12.15
        1972     77,860,344   10.90   0.180    -       -      11.62      14.05
        1973    106,017,401   10.66   0.160   0.09     -      11.46      14.05
        1974    143,011,492    9.34   0.200    -       -      10.04      12.54
        1975    207,734,395   10.22   0.220    -       -      10.99      14.09
        1976    224,727,885   10.00   0.250    -       -      10.75      14.16
        1977    217,273,868    9.27   0.240    -       -       9.97      13.46
        1978    217,114,139    9.40   0.280    -       -      10.11      14.06
        1979    218,528,345   10.20   0.320    -       -      10.97      15.76
        1980    234,348,577   11.25   0.390    -       -      12.08      18.01
        1981    281,980,936   12.74   0.410    -       -      13.68      21.04
        1982    205,749,921    9.67   0.440   0.79     -      11.24      17.97
        1983    249,201,722   14.40   0.380   0.19    0.04    16.96      27.97
        1984    208,290,661   10.85   0.380   1.615    -      14.68      24.91
        1985    215,374,722   13.40   0.4025  1.6285  0.2225  18.14      31.36
        1986    253,780,848   13.62   0.3525  1.3725   -      22.89      42.37
        1987    288,727,782   16.25   0.305   1.29    0.005   28.45      53.43
        1988    237,465,629   11.66   0.2925  2.3425   -      26.09      50.10
        1989    266,125,877   11.87   0.3085  1.20    0.0965  29.38      58.38
        1990    259,076,870   11.18   0.2725  1.125   0.01    30.36      62.04
        1991    235,812,697   11.05   0.245   0.18     -      30.55      63.92
        1992    232,400,994   11.70   0.20    0.025   0.011   32.45      69.10
        1993    245,201,417   12.30   0.195   0.865    -      36.49      78.97
        1994    227,724,061   11.78   0.20    0.7931   -      37.28      81.97
        1995    247,282,420   13.43   0.18    0.5345   -      44.19      98.55
        1996    280,457,130   14.42   0.132   1.908    -      53.72     121.21
        1997    365,224,285   17.80   0.09    0.78     -      69.26     157.69
        1998    451,000,905   20.77   0.0619  1.2100  0.2281  87.39     199.84
      **1998    512,212,553   20.64   0.02    2.64    0.27    99.62     228.02

*Includes dividends and distributions applicable to the fiscal year which may have been paid soon after the fiscal year-end.
**Six months ended December 31, 1998.



STATEMENT OF NET ASSETS
December 31, 1998 (unaudited)


Shares           Company                                          Market Value

COMMON STOCKS - 95.15%
BASIC MATERIALS - 4.09%
         70,400  duPont (E.I.) deNemours & Co.                  $    3,735,600
        229,000  Monsanto Co.                                       10,877,500
        180,000  Praxair Inc.                                        6,345,000
                                                                    20,958,100
CAPITAL GOODS - 6.08%
        105,000  General Electric Co.                               10,716,562
        260,000  Herman Miller, Inc.                                 6,987,500
        593,400  MSC Industrial Direct, Inc. Cl. A                  13,425,675
                                                                    31,129,737
CONSUMER CYCLICAL - 8.83%
        180,000  CVS Corp.                                           9,900,000
        279,100  Office Depot, Inc.                                 10,309,256
        285,000  Safeway, Inc.                                      17,367,188
        255,477  Walt Disney Co.                                     7,664,310
                                                                    45,240,754
CONSUMER STAPLES - 11.21%
        110,300  Anheuser-Busch Cos., Inc.                           7,238,437
        130,000  Bestfoods, Inc.                                     6,922,500
        177,800  Gillette Co.                                        8,589,963
        236,000  PepsiCo, Inc.                                       9,661,250
        256,600  Philip Morris Cos., Inc.                           13,728,100
        250,900  Service Corp. International                         9,549,881
         19,400  Wrigley William Jr. Co.                             1,737,512
                                                                    57,427,643
ENERGY - 2.64%
        100,000  Mobil Corp.                                         8,712,500
        100,000  Royal Dutch Petroleum Co.                           4,787,500
                                                                    13,500,000
FINANCIAL - 12.56%
        108,750  American International Group, Inc.                 10,507,969
        110,000  BankAmerica Corp.                                   6,613,750
         11,500  Berkshire Hathaway, Inc. Cl. A                      8,050,000
        344,500  Federal Home Loan Mortgage Corp.                   22,198,719
        117,000  Mellon Bank Corp.                                   8,043,750
        173,675  Paychex, Inc.                                       8,933,408
                                                                    64,347,596
HEALTH CARE - 26.30%
        290,000  American Home Products Corp.                       16,330,625
        527,600  Boston Scientific Corp.                            14,146,275
         84,900  Bristol-Myers Squibb Co.                           11,360,681
        332,250  Cardinal Health, Inc.                              25,209,469
        211,000  Guidant Corp.                                      23,262,750
        362,400  Health Management Associates, Inc. Cl. A            7,836,900
        113,200  Johnson & Johnson                                   9,494,650
         78,000  Merck & Co., Inc.                                  11,519,625
        124,000  Pfizer, Inc.                                       15,554,250
                                                                   134,715,225
TECHNOLOGY - 23.44%
        334,200  Analog Devices, Inc.                               10,485,525
        107,600  Automatic Data Processing, Inc.                     8,628,175
        307,100  Cadence Design Systems, Inc.                        9,136,225
         80,550  Cisco Systems, Inc.                                 7,476,047
        238,100  Etec Systems, Inc.                                  9,524,000
        282,500  KLA-Tencor Corp.                                   12,253,437
        180,300  Linear Technology Corp.                            16,148,119
        336,300  Maxim Integrated Products, Inc.                    14,692,106
        366,100  Microchip Technology, Inc.                         13,545,700
         18,600  Microsoft Corp.                                     2,579,588
        341,800  Vitesse Semiconductor Corp.                        15,594,625
                                                                   120,063,547
TOTAL COMMON STOCKS - 95.15%                                       487,382,602


Face Amount      Description                                      Market Value

SHORT-TERM CORPORATE NOTE - 1.95%
    $10,000,000  Ford Motor Credit Corp.,
                 5.35%, due January 13, 1999                        10,000,000

REPURCHASE AGREEMENT - 2.82%
     14,435,000  UMB Bank, n.a.,
                 4.35%, due January 4, 1999
                 (Collateralized by Federal
                 National Mortgage Association,
                 due March 11, 1999)                                14,435,000

TOTAL INVESTMENTS - 99.92%                                      $  511,817,602

Other assets less liabilities - 0.08%                                  394,951

TOTAL NET ASSETS - 100.00%
	(equivalent to $20.64 per share;
	100,000,000 shares of $1.00 par
	value capital shares authorized;
        24,814,082 shares outstanding)                          $  512,212,553

See accompanying Notes to Financial Statements.



STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1998 (unaudited)

ASSETS:
  Investment securities, at market value
  (identified cost $264,214,029)                                $  511,817,602
  Dividends receivable                                                  284,848
  Interest receivable                                                   22,385
  Cash                                                                  87,718
    Total assets                                                   512,212,553

LIABILITIES AND NET ASSETS:
    Total liabilities                                                     -

NET ASSETS                                                      $  512,212,553

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)                   $  259,649,289
  Accumulated undistributed income:
    Undistributed net investment income                                 11,099
    Accumulated net realized gain on investment transactions         4,948,592
  Net unrealized appreciation in value of investments              247,603,573

NET ASSETS APPLICABLE TO OUTSTANDING SHARES                     $  512,212,553

Capital shares, $1.00 par value
  Authorized                                                       100,000,000

  Outstanding                                                       24,814,082

NET ASSET VALUE PER SHARE                                       $        20.64

See accompanying Notes to Financial Statements.



STATEMENT OF OPERATIONS
Six Months Ended December 31, 1998 (unaudited)

INVESTMENT INCOME:
  Income:
    Dividends                                                   $    1,829,441
    Interest                                                           352,412
                                                                     2,181,853
  Expenses:
    Management fees (Note 3)                                         1,764,869
    Registration fees and other expenses                                19,848
                                                                     1,784,717
      Net investment income                                            397,136

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (Note 1):
  Realized gain from investment transactions
    (excluding repurchase agreements):
    Proceeds from sales of investments                              74,439,969
    Cost of investments sold                                        50,583,021
      Net realized gain from investment transactions                23,856,948

    Unrealized appreciation on investments:
      Beginning of period                                          207,462,670
      End of period                                                247,603,573
        Increase in net unrealized appreciation on investments      40,140,903
        Net gain on investments                                     63,997,851
        Increase in net assets resulting from operations        $   64,394,987


See accompanying Notes to Financial Statements.



STATEMENTS OF CHANGES
IN NET ASSETS

                                                                SIX MONTHS
                                                                ENDED                        YEAR ENDED
                                                                DECEMBER 31, 1998            JUNE 30,
                                                                (UNAUDITED)                  1998
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                         $      397,136         $       1,250,719
  Net realized gain from investment transactions                    23,856,948                66,315,424
  Increase in net unrealized appreciation on investments            40,140,903                28,508,726
    Net increase in net assets resulting from operations            64,394,987                96,074,869

Net equalization included in the price of shares issued
  and redeemed (Note 1)                                                  (331)                   (15,772)

DISTRIBUTIONS TO SHAREHOLDERS FROM:*
  Net investment income                                               (435,305)               (1,286,252)
  Net realized gain from investment transactions                   (63,331,861)              (29,517,660)
    Total distributions to shareholders                            (63,767,166)              (30,803,912)

INCREASE FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from 1,768,785 and 3,112,295 shares sold                 35,396,791                60,231,708
  Net asset value of 2,973,014 and 1,617,238 shares
    issued for reinvestment of distributions                        58,379,337                28,406,410
                                                                    93,776,128                88,638,118
  Cost of 1,640,398 and 3,537,566 shares redeemed                  (33,191,970)              (68,116,683)
    Net increase from capital share transactions                    60,584,158                20,521,435
      Total increase in net assets                                  61,211,648                85,776,620

NET ASSETS:
  Beginning of period                                              451,000,905               365,224,285

  End of period (including undistributed net investment income
   of $11,099 and $49,599, respectively)                        $  512,212,553            $  451,000,905

*Distributions to shareholders:
  Income dividends per share                                    $        0.020            $       0.0619
  Capital gains distribution per share                          $        2.910            $       1.4381

See accompanying Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:

The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Investments - Common stocks traded on a national securities exchange are valued at the last reported sales price on the last business day of the period or, if no sale was reported on that date, at the average of the last reported bid and asked prices. Common stocks traded over-the-counter are valued at the average of the last reported bid and asked prices. Investment transactions are recorded on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

Federal and State Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal or state tax is required.

Equalization - The Fund uses the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of capital shares.

2. PURCHASES AND SALES OF SECURITIES:

The aggregate amounts of security transactions during the period ended December 31, 1998 (excluding short-term commercial notes and repurchase agreements) were as follows:

        Purchases                       $ 54,625,539
        Proceeds from sales               74,439,969

3. MANAGEMENT FEES:

Management fees, which include all normal expenses of the Fund other than taxes, fees and other charges of governmental agencies for qualifying the Fund's shares for sale, special legal fees, interest and brokerage commissions, are paid to Jones & Babson, Inc., an affiliated company. These fees are based on average daily net assets of the Fund at the annual rate of .85 of one percent on net assets up to $250,000,000, and .70 of one percent on net assets exceeding that amount. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc.



This report has been prepared for the information of the Shareholders of David L. Babson Growth Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Babson Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.



EQUITIES
Growth Fund
Enterprise Fund*
Enterprise Fund II
Value Fund
Shadow Stock Fund
International Fund

FIXED INCOME
Bond Trust
Money Market Fund
Tax-Free Income Fund

*Closed to new investors.



Babson Funds
Jones & Babson Distributors
A member of the Generali Group

BMA Tower
700 Karnes Blvd.
Kansas City, MO 64108-3306
816-751-5900

1-800-4-BABSON
(1-800-422-2766)

www.babsonfunds.com

JB6C-1                  505496